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             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 7, 1996
                                                  ---------------


                Fruehauf Trailer Corporation
  ----------------------------------------------------
 (Exact name of registrant as specified in its charter)



    Delaware            1-10772             38-2863240
----------------      -----------         --------------
(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
-------------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------

                              N/A
  ------------------------------------------------------------

 (Former Name or Former Address, if Changed Since Last Report)



             Exhibit Index Appears on Page 4
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       INFORMATION TO BE INCLUDED IN REPORT

     The Registrant Fruehauf Trailer Corporation is referred to herein as the "Company"

Item 3.   Bankruptcy or Receivership.
          --------------------------

          On October 7, 1996 the Company and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy
          Court for the District of Delaware, requesting relief under chapter 11 of the United
          States Bankruptcy Code.

          The Company and its subsidiaries' chapter 11 cases are being jointly administered under Case Number 96-1563 (PJW), which is pending before Judge Peter J. Walsh. Subject to supervision and orders of the Court, the Company will remain in possession of its assets and operate them in the ordinary course.


Item 5.   Other Events.
          -------------

          The Company issued a press release on
          October 7, 1996, a copy of which is filed as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------
     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99   Press Release dated October 7, 1996,
               from the Company.


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                      SIGNATURE
                      ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date: October 21, 1996    By:/s/Gregory G. Fehr
                             ------------------
                             Gregory G. Fehr
                             Vice President -
                             Corporate Controller
                             (Principal Accounting
                              Officer)

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                             EXHIBIT INDEX
                             -------------



                                           Pagination by
                                             Sequential
                                             Numbering
Exhibit   Description of Exhibit              System
-------   ----------------------              -------


  99      Press Release dated                    5
          October 7, 1996, regarding
          Fruehauf's voluntary petitions
          for relief under Chapter 11 of
          the United States Bankruptcy
          Code.